[logo] M F S(R)                                             ANNUAL REPORT
INVESTMENT MANAGEMENT                                       DECEMBER 31, 2001

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

                MFS(R) GLOBAL
                GOVERNMENTS SERIES

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) GLOBAL GOVERNMENTS SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

                NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,                     LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President Massachusetts Financial                  Hemenway & Barnes (attorneys), Partner
Services Company, Chairman and Chief Executive
Officer                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
                                                                Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                         Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                       Associates Properties, Inc. (real estate
President and Director                                          investment trust), Director; The Baupost Fund (a
                                                                mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief                 J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and                Insight Resources, Inc. (acquisition planning
Director                                                        specialists), President; Wellfleet Investments
                                                                (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee                  General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac                  Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of                   Director; Cambridge Nutraceuticals (professional
Surgery                                                         nutritional products), Chief Executive Officer
                                                                (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27) Trustee
Edmund Gibbons Limited (diversified holding                     ELAINE R. SMITH (born 04/25/46) Trustee
company), Chief Executive Officer; Colonial                     Independent health care industry consultant
Insurance Company Ltd., Director and Chairman;
Bank of Butterfield, Chairman (until 1997)                      WARD SMITH (born 09/13/30) Trustee
                                                                Private investor; Sundstrand Corporation
WILLIAM R. GUTOW (born 09/27/41) Trustee                        (manufacturer of highly engineered products for
Private investor and real estate consultant;                    industrial and aerospace applications), Director
Capitol Entertainment Management Company (video                 (until June 1999)
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,                      STEPHEN E. CAVAN (born 11/06/53)
Chairman and President                                          Secretary and Clerk
Massachusetts Financial Services Company, Chairman              Massachusetts Financial Services Company, Senior
and Chief Executive Officer                                     Vice President, General Counsel and Secretary

JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant               ROBERT R. FLAHERTY (born 09/18/63)
Secretary and Assistant Clerk                                   Assistant Treasurer
Massachusetts Financial services Company, Senior                Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel                    President (since August 2000); UAM Fund Services,
                                                                Senior Vice President (prior to August 2000)
MARK E. BRADLEY (born 11/23/59) Assistant
Treasurer                                                       ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Vice                  Massachusetts Financial Services Company, Vice
President (since March 1997)                                    President (since September 1996)

                                                                JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                                Massachusetts Financial Services Company, Senior
                                                                Vice President

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill
and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of
MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.


(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e.,
    "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the series. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                              INVESTOR SERVICE
Massachusetts Financial Services Company                        MFS Service Center, Inc.
500 Boylston Street                                             P.O. Box 2281
Boston, MA 02116-3741                                           Boston, MA 02107-9906

DISTRIBUTOR                                                     For general information, call toll free:
MFS Fund Distributors, Inc.                                     1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                             8 p.m. Eastern time.
Boston, MA 02116-3741
                                                                For service to speech- or hearing- impaired
PORTFOLIO MANAGERS                                              individuals, call toll free: 1-800-637-6576 any
James T. Swanson*                                               business day from 9 a.m. to 5 p.m. Eastern time.
Peter C. Vaream*                                                (To use this service, your phone must be equipped
                                                                with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                             For share prices, account balances, exchanges or
                                                                stock and bond outlooks, call toll free:
AUDITORS                                                        1-800-MFS-TALK (1-800-637-8255) anytime from a
Deloitte & Touche LLP                                           touch- tone telephone.

INVESTOR INFORMATION                                            WORLD WIDE WEB
For information on MFS mutual funds, call your                  www.mfs.com
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).


* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 2001, Initial Class shares of the series provided a total return of 4.75% and Service Class shares 4.56%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to a return over the same period of -0.80% for the series' benchmark, the J.P. Morgan Global Government Bond Index (the Morgan Index), an aggregate index of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year.

Weakening global economic conditions, 11 interest rate cuts by the Federal Reserve Board (the Fed), and a climate of economic and political uncertainty helped most bonds around the world post positive returns during 2001. Also aiding bonds during the year was strong demand from individual and institutional investors who sought shelter from weak global stock markets.

Against this backdrop, U.S. Treasury securities turned in strong results for the year as the Fed lowered rates. High-quality foreign government bonds also performed well, although they generally lagged their U.S. counterparts because interest rates in Europe and other developed regions didn't decline as rapidly as did U.S. rates. Strong demand from yield-hungry investors in a declining interest rate environment also helped boost the prices of investment-grade corporate bonds, although high-yield bonds underperformed as the economy weakened.

Performance during 2001 was helped by our overweighting in short-and intermediate-term U.S. Treasury securities, which outpaced their longer-term counterparts during the year. The series' performance also was aided by our holdings in Treasury inflation-protection securities (TIPS). These inflation-linked securities, which are issued by the U.S. Treasury, outperformed comparable ordinary Treasuries. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

The performance of the portfolio's foreign government holdings was mixed. European government bonds -- including those issued by Germany, France, and Spain -- lagged their U.S. Treasury counterparts. We believe their performance was constrained by two factors. First, interest rates on the European continent didn't fall as quickly as they did in the United States. Second, the formation of the European monetary union -- which created a single currency and a convergence of European interest rates -- limited investment opportunities. That being said, our decision to hedge those holdings back into U.S. dollars boosted the Portfolio's European bond returns. Despite the terrorist attacks of September 11 and a weakening economy, the dollar had a strong year versus the euro.

Although our stake in emerging market government bonds was relatively light throughout the year, our holdings in Bulgaria, Russia, and Mexico performed well. Our belief is that they benefited from increased faith on the part of investors that these countries had improved their economic situations -- as characterized by declining debt levels, improving trade numbers, and higher economic growth rates.

Our choices in the investment-grade and high-yield corporate markets were also a plus for performance. In the investment-grade area, we concentrated on industry sectors that we believed had some resiliency despite the economic slowdown, including the bank and finance sectors. In the high-yield market, we emphasized companies that we believed had a proven track record of generating significant cash flow and paying down debt.

Looking ahead, we believe that an economic recovery may materialize in 2002. In our view, improving economic conditions may benefit those segments of the bond market that offer a yield advantage over Treasuries and that have, in previous downturns, tended to improve along with the overall economy -- particularly investment-grade corporate securities.

    Respectfully,

/s/ James T. Swanson                            /s/ Peter C. Vaream

    James T. Swanson                                Peter C. Vaream
    Portfolio Manager                               Portfolio Manager

Notes to shareholders: Effective October 1, 2001, Peter C. Vaream became a manager of the series.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

James T. Swanson, CFA, is Senior Vice President and Fixed Income Strategist of MFS Investment Management(R) (MFS(R)). He is also portfolio manager of the global governments portfolios of our variable annuities. James joined MFS in 1985 as Vice President and was named Senior Vice President in 1989. He was named Fixed Income Strategist in 2001. He is a graduate of Colgate University and the Harvard University Graduate School of Business Administration. James holds the Chartered Financial Analyst (CFA) designation.

Peter C. Vaream is Vice President of MFS Investment Management(R) (MFS(R)) and manages the investment-grade bond and global governments portfolios of our variable annuities and institutional accounts. Peter joined MFS in 1992 and became a portfolio manager in 1993. Previously, he was Vice President in the Fixed Income Department at The First Boston Corp. from 1986 to 1992. Prior to that, he served as a corporate financial analyst. Peter earned a bachelor's degree in finance from New York University. He is a member of the Lehman Brothers Index Advisory Council.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks income and capital appreciation.

Commencement of investment operations: June 14, 1994

Class inception: Initial Class  June 14, 1994
                 Service Class  May 1, 2000

Size: $47.8 million net assets as of December 31, 2001

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, June 14, 1994, through December 31, 2001. Index information is from June 1, 1994.)

                              MFS Global               J.P. Morgan
                         Government Series -       Global Government
                           Initial Class               Bond Index
          "6/94"            $10,000                    $10,000
          "12/96"            11,993                     12,811
          "12/97"            11,858                     12,990
          "12/98"            12,794                     14,980
          "12/99"            12,474                     14,219
          "12/00"            13,085                     14,552
          "12/01"            13,707                     14,435

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS
                                                    1 Year           3 Years           5 Years             Life*
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return                             +4.75%            +7.14%           +14.29%           +37.07%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         +4.75%            +2.32%           + 2.71%           + 4.27%
----------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                    1 Year           3 Years           5 Years             Life*
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return                             +4.56%            +6.51%           +13.63%           +36.27%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         +4.56%            +2.12%           + 2.59%           + 4.19%
----------------------------------------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                                    1 Year           3 Years           5 Years             Life*
----------------------------------------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index#           -0.80%            -1.23%           + 2.42%           + 4.96%
----------------------------------------------------------------------------------------------------------------
  * For  the  period  from the commencement of the series' investment operations, June 14, 1994, through
    December 31, 2001. Index information is from June 1, 1994.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than a year are actual not annualized.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

These risks may increase unit price volatility. Please see the prospectus for details.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS Global Governments Series, which was held on November 1, 2001, all items were passed. The final results are as follows:

ITEM 1.  To elect a Board of Trustees of the Trust:

                                                       NUMBER OF SHARES
                                                 -----------------------------
                                                                      WITHHOLD
NOMINEE                                                     FOR      AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                 4,785,225.503    166,449.100
John W. Ballen                                    4,785,225.503    166,449.100
Lawrence H. Cohn                                  4,785,211.995    166,462.608
J. David Gibbons                                  4,774,960.404    176,714.199
William R. Gutow                                  4,785,211.995    166,462.608
J. Atwood Ives                                    4,785,211.995    166,462.608
Abby M. O'Neill                                   4,775,764.855    175,909.748
Lawrence T. Perera                                4,785,211.995    166,462.608
William J. Poorvu                                 4,785,211.995    166,462.608
Arnold D. Scott                                   4,785,225.503    166,449.100
J. Dale Sherratt                                  4,785,211.995    166,462.608
Elaine R. Smith                                   4,783,154.856    168,519.747
Ward Smith                                        4,778,877.273    172,797.330

ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                               4,634,869.168
Against                                              98,243.598
Abstain                                             218,561.837

ITEM 3. To amend, or remove certain fundamental investment policies.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                               4,620,364.449
Against                                              88,340.337
Abstain                                             242,969.817

ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                               4,648,393.665
Against                                              71,652.791
Abstain                                             231,628.147

ITEM 5. The ratification of the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending December 31, 2001.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                               4,706,525.985
Against                                              43,950.667
Abstain                                             201,197.951

PORTFOLIO OF INVESTMENTS - December 31, 2001

Bonds - 95.0%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                 VALUE
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 80.8%
  Banks & Credit Cos. - 2.1%
    Bank America Corp., 7.4s, 2011                                      $   444             $   476,252
    Credit Suisse First Boston USA, 6.125s, 2011                            475                 462,317
    Midland Funding Corp., 10.33s, 2002                                      44                  44,577
                                                                                            -----------
                                                                                            $   983,146
-------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 4.8%
    DLJ Commercial Mortgage Corp., 0s, 2005 (interest only)             $29,000             $   752,170
    Residential Funding Mortgage Sec Incorp., 6s, 2016                    1,300               1,306,297
    Small Business Administration, 6.35s, 2021                              244                 247,680
                                                                                            -----------
                                                                                            $ 2,306,147
-------------------------------------------------------------------------------------------------------
  Energy - Independent - 0.3%
    Triton Energy Ltd., 8.875s, 2007                                    $   110             $   122,100
-------------------------------------------------------------------------------------------------------
  Finance - 2.1%
    Sallie Mae, 4.75s, 2004                                             $ 1,000             $ 1,025,940
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.9%
    Ford Motor Credit Co., 7.25s, 2011                                  $   439             $   427,551
-------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.1%
    Riverwood International Corp., 10.25s, 2006                         $   500             $   511,250
-------------------------------------------------------------------------------------------------------
  Gaming & Hotels - 0.5%
    HMH Properties, Inc., 8.45s, 2008                                   $   250             $   233,750
-------------------------------------------------------------------------------------------------------
  Industrial
    Hayes Wheels International, Inc., 9.125s, 2007                      $   500             $    22,500
-------------------------------------------------------------------------------------------------------
  Media - 3.1%
    Adelphia Communications Corp., 8.375s, 2008                         $   500             $   457,500
    Chancellor Media Corp., 8.125s, 2007                                    500                 520,000
    Hollinger International Publishing, 9.25s, 2007                         500                 492,500
                                                                                            -----------
                                                                                            $ 1,470,000
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.2%
    American Med International N V, 0s, 2002                            $   176             $   169,840
    Tenet Healthcare Corp., 6.875s, 2031                                    455                 418,721
                                                                                            -----------
                                                                                            $   588,561
-------------------------------------------------------------------------------------------------------
  Oil Services - 0.5%
    Pemex Project Funding Master Trust, 9.125s, 2010                    $   232             $   245,920
-------------------------------------------------------------------------------------------------------
  Pollution Control - 0.8%
    Waste Management Inc., Delaware, 6.5s, 2008                         $   369             $   364,390
-------------------------------------------------------------------------------------------------------
  Telecommunications - 1.4%
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008              $ 1,000             $   687,500
-------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 1.1%
    Echostar Dbs Corp., 9.125s, 2009                                    $    88             $    88,220
    Sprint Capital Corp., 6s, 2007                                          378                 375,310
    Sprint Corp., 7.625s, 2011                                               55                  57,769
                                                                                            -----------
                                                                                            $   521,299
-------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 20.8%
    FHLMC, 4.5s, 2004                                                   $ 1,000             $ 1,016,870
    FNMA, 5.75s, 2010                                                       150                 138,242
    FNMA, 6s, 2016 - 2016                                                 1,275               1,280,247
    FNMA, 6.5s, 2016 - 2031                                               3,277               3,294,593
    GNMA, 6.5s, 2028                                                      1,592               1,601,680
    GNMA, 7s, 2031                                                        2,300               2,346,947
    GNMA, 8s, 2029 - 2030                                                   267                 279,429
                                                                                            -----------
                                                                                            $ 9,958,008
-------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 36.7%
    U.S. Treasury Bonds, 0s, 2023                                       $ 3,640             $ 1,037,982
    U.S. Treasury Bonds, 5.375s, 2031                                     1,491               1,469,336
    U.S. Treasury Notes, 3.375s, 2007                                       458                 458,802
    U.S. Treasury Notes, 4.625s, 2006                                    11,845              12,005,974
    U.S. Treasury Notes, 5s, 2011                                         2,591               2,582,890
                                                                                            -----------
                                                                                            $17,554,984
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.0%
    Allegheny Energy Supply Company Llc, 7.8s, 2011                     $   280             $   275,590
    Firstenegy Corp., 5.5s, 2006                                            407                 400,338
    Progress Energy Incorp., 5.85s, 2008                                    522                 509,785
    Niagara Mohawk Power Corp., 8.77s, 2018                                 246                 258,487
                                                                                            -----------
                                                                                            $ 1,444,200
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.4%
    Dynegy Holdings Incorp., 6.875s, 2011                               $   237             $   199,355
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                            $38,666,601
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 14.2%
  Bulgaria - 0.5%
    National Republic of Bulgaria, 4.562s, 2011                         $   248             $   215,325
-------------------------------------------------------------------------------------------------------
  Canada - 3.0%
    Government of Canada, 5.75s, 2006                                CAD  1,452             $   954,900
    Government of Canada, 5.5s, 2009                                        758                 484,063
                                                                                            -----------
                                                                                            $ 1,438,963
-------------------------------------------------------------------------------------------------------
  Germany - 6.3%
    Federal Republic of Germany, 4.5s, 2009                          EUR  2,402             $ 2,078,289
    Federal Republic of Germany, 4.75s, 2008                                355                 307,019
    Federal Republic of Germany, 5.375s, 2010                               531                 483,496
    Federal Republic of Germany, 6.25s, 2030                                 86                  85,362
    Federal Republic of Germany, 6.75s, 2004                                 85                  80,736
                                                                                            -----------
                                                                                            $ 3,034,902
-------------------------------------------------------------------------------------------------------
  Italy - 0.2%
    Republic of Italy, 3.25s, 2004                                    EUR   117             $   102,755
-------------------------------------------------------------------------------------------------------
  Mexico - 0.5%
    Petroleos Mexicanos, 9.5s, 2027 (Oils)                              $   110             $   114,950
    United Mexican States, 8.375s, 2011                                     123                 127,305
                                                                                            -----------
                                                                                            $   242,255
-------------------------------------------------------------------------------------------------------
  Norway - 0.6%
    Union Bank of Norway, 7.35s, 2049 (Banks and Credit Cos.)##         $   300             $   310,374
-------------------------------------------------------------------------------------------------------
  Russia - 0.5%
    Russian Federation, 3s, 2008                                        $   395             $   221,201
-------------------------------------------------------------------------------------------------------
  South Korea - 0.5%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)                   $   200             $   223,000
-------------------------------------------------------------------------------------------------------
  United Kingdom - 2.1%
    British Sky Broadcasting Group, 7.3s, 2006                        GBP   444             $   453,599
    United Kingdom Treasury, 6.75s, 2004                                    346                 526,813
                                                                                            -----------
                                                                                            $   980,412
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                         $ 6,769,187
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $46,275,508)                                                  $45,435,788
-------------------------------------------------------------------------------------------------------
Municipal Bonds - 0.8%
-------------------------------------------------------------------------------------------------------
  Transportation - 0.8%
    Kentucky St Turnpike Authority Economic Development, 5.5s, 2010     $   170             $   182,420
    New Jersey St Transport Trust Fund Authority, 5.5s, 2011                165                 178,042
-------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $363,980)                                           $   360,462
-------------------------------------------------------------------------------------------------------
Call Options Purchased - 0.1%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Brazilian Real/April/2.54 (Premiums Paid, $43,563)                BRL 2,049             $    56,794
-------------------------------------------------------------------------------------------------------
Put Options Purchased
-------------------------------------------------------------------------------------------------------
    Brazilian Real/April/2.54 (Premiums Paid, $44,007)                BRL 2,049             $    22,573
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.4%
-------------------------------------------------------------------------------------------------------
    Edison Asset Securitization LLC, 1.83s, due 1/02/02                 $   431             $   430,978
    New Center Asset Trust, 1.80s, due 1/02/02                              718                 717,964
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $ 1,148,942
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.8%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 12/31/01, due 1/02/02, total to
      be received $287,029 (secured by various U.S.
      Treasury obligations), at Cost                                    $   287             $   287,000
    Merrill Lynch, dated 12/31/01, due 1/02/02, total to
      be received $88,009 (secured by various U.S.
      Treasury obligations), at Cost                                         88                  88,000
-------------------------------------------------------------------------------------------------------
Total Repurchase Agreement, at Cost                                                         $   375,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $48,251,090)                                            $47,399,559
-------------------------------------------------------------------------------------------------------

Put Options Written
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE                         (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Brazilian Real/April/2.54 (Premiums Received,
      $91,966)                                                        BRL 2,049             $   (22,573)
-------------------------------------------------------------------------------------------------------
Call Options Written - (0.1)%
-------------------------------------------------------------------------------------------------------
    Brazilian Real/April/2.54 (Premiums Received,
      $14,844)                                                        BRL 2,049             $   (56,794)
-------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 1.0%                                                           502,676
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $47,822,868
-------------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

        BRL =  Brazilian Real                             EUR =  Euro
        CAD =  Canadian Dollar                            GBP =  British Pounds
        DKK =  Danish Kroner                              SEK =  Swedish Kronor

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $48,251,090)              $47,399,559
  Net receivable for forward foreign currency exchange contracts
    not subject to master netting agreements                             60,139
  Receivable for series shares sold                                     165,158
  Receivable from investments sold                                      119,443
  Interest receivable                                                   564,226
  Other assets                                                              249
                                                                    -----------
      Total assets                                                  $48,308,774
                                                                    -----------
Liabilities:
  Cash overdraft                                                    $    32,567
  Payable for series shares reacquired                                   72,077
  Payable for investments purchased                                     151,022
  Net payable for forward foreign currency exchange contracts
    not subject to master netting agreements                             72,442
  Net payable for forward foreign currency exchange contracts
    subject to master netting agreements                                 74,673
  Written options outstanding, at value (premiums received,
    $106,810)                                                            79,367
  Payable to affiliates -
    Management fee                                                        2,908
  Accrued expenses and other liabilities                                    850
                                                                    -----------
      Total liabilities                                             $   485,906
                                                                    -----------
Net assets                                                          $47,822,868
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $47,974,088
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                       (913,120)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (1,114,390)
  Accumulated undistributed net investment income                     1,876,290
                                                                    -----------
      Total                                                         $47,822,868
                                                                    ===========
Shares of beneficial interest outstanding                            4,741,508
                                                                     =========
Class IC shares:
  Net asset value per share
    (net assets of $47,484,050 / 4,707,717 shares of beneficial
      interest outstanding)                                           $10.09
                                                                      ======
Class SC shares:
  Net asset value per share
    (net assets of $338,818 / 33,791 shares of beneficial
      interest outstanding)                                           $10.03
                                                                      ======
See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $ 2,908,130
                                                                    -----------
  Expenses -
    Management fee                                                  $   370,051
    Administrative fee                                                    5,514
    Trustees' compensation                                                4,000
    Shareholder servicing agent fee                                      17,273
    Distribution fee (Service Class)                                        303
    Custodian fee                                                        28,867
    Printing                                                             43,495
    Auditing fees                                                        42,972
    Legal fees                                                            8,391
    Miscellaneous                                                        29,015
                                                                    -----------
      Total expenses                                                $   549,881
    Fees paid indirectly                                                 (7,633)
    Reduction of expenses by investment adviser                         (97,884)
                                                                    -----------
      Net expenses                                                  $   444,364
                                                                    -----------
        Net investment income                                       $ 2,463,766
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $   395,747
    Futures contracts                                                    17,247
    Written option transactions                                         306,083
    Foreign currency transactions                                      (416,848)
                                                                    -----------
      Net realized gain on investments and foreign currency
        transactions                                                $   302,229
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $  (398,645)
    Written options                                                      (1,760)
    Translation of assets and liabilities in foreign
      currencies                                                        (55,865)
                                                                    -----------
      Net unrealized loss on investments and foreign currency
        translation                                                 $  (456,270)
                                                                    -----------
        Net realized and unrealized loss on investments and
          foreign currency                                          $  (154,041)
                                                                    -----------
          Increase in net assets from operations                    $ 2,309,725
                                                                    ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                    2001                   2000
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                             $ 2,463,766            $ 2,893,712
  Net realized gain (loss) on investments and foreign currency
   transactions                                                         302,229             (1,793,410)
  Net unrealized gain (loss) on investments and foreign
   currency translation                                                (456,270)             1,171,682
                                                                    -----------            -----------
    Increase in net assets from operations                          $ 2,309,725            $2,2771,984
                                                                        -------            -----------
Distributions declared to shareholders -
  From net investment income (Initial class)                        $(1,866,743)           $(2,222,862)
  From net investment income (Service class)                             (2,322)                  --
                                                                    -----------            -----------
    Total distributions declared to shareholders                    $(1,869,065)           $(2,222,862)
                                                                    -----------            -----------
Net increase (decrease) in net assets from series share
  transactions                                                      $(3,410,166)           $ 5,682,700
                                                                    -----------            -----------
    Total increase (decrease) in net assets                         $(2,969,506)           $ 5,731,822
Net assets:
  At beginning of year                                               50,792,374             45,060,552
                                                                    -----------            -----------
  At end of year (including accumulated undistributed net
    investment income of $1,876,290 and $1,778,257, respectively)   $47,822,868            $50,792,374
                                                                    ===========            ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------------------------------
INITIAL CLASS SHARES                                 2001              2000             1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of year                $10.01            $10.03           $10.88           $10.21           $10.58
                                                   ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                         $ 0.50            $ 0.61           $ 0.54           $ 0.53           $ 0.61
  Net realized and unrealized gain (loss) on
    investments and foreign currency                (0.04)            (0.15)           (0.80)            0.27            (0.73)
                                                   ------            ------           ------           ------           ------
      Total from investment operations             $ 0.46            $ 0.46           $(0.26)          $ 0.80           $(0.12)
                                                   ------            ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                       $(0.38)           $(0.48)          $(0.59)          $(0.13)          $(0.17)
  From net realized gain on investments and
    foreign currency transactions                    --                --               --               --              (0.08)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                     --                --               --               --              (0.00)+
                                                   ------            ------           ------           ------           ------
      Total distributions declared to
shareholders                                       $(0.38)           $(0.48)          $(0.59)          $(0.13)          $(0.25)
                                                   ------            ------           ------           ------           ------
Net asset value - end of year                      $10.09            $10.01           $10.03           $10.88           $10.21
                                                   ======            ======           ======           ======           ======
Total return                                         4.75%             4.90%           (2.50)%           7.90%           (1.13)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                         0.92%             0.96%            1.01%            1.01%            1.00%
  Net investment income(S)(S)                        4.99%             6.21%            5.19%            5.11%            5.96%
Portfolio turnover                                    171%               93%             128%             270%             335%
Net assets at end of period (000 Omitted)         $47,484           $50,782          $45,061          $45,966          $38,058

   (S) Subject to reimbursement by the series, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays a fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the series paid the investment advisor a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)               $ 0.48            $ 0.60           $ 0.54           $ 0.52           $ 0.59
         Ratios (to average net assets):
           Expenses##                                1.12%             1.09%            1.05%            1.11%            1.15%
           Net investment income(S)(S)               4.79%             6.08%            5.15%            5.01%            5.81%
     + Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001, was to decrease net investment income per share by $0.02, increase realized and unrealized gains and losses per share by $0.02, decrease the ratio of net investment income to average net assets by 0.18%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED                PERIOD ENDED
SERVICE CLASS SHARES                                         DECEMBER 31, 2001          DECEMBER 31, 2000*
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $ 9.97                      $ 9.47
                                                                        ------                      ------
Income from investment operations# -
  Net investment income(S)                                              $ 0.45                      $ 0.32
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     (0.01)                       0.18+++
                                                                        ------                      ------
      Total from investment operations                                  $ 0.44                      $ 0.50
                                                                        ------                      ------
Less distributions declared to shareholders -
  From net investment income                                            $(0.38)                     $ --
                                                                        ------                      ------
Net asset value - end of period                                         $10.03                      $ 9.97
                                                                        ======                      ======
Total return                                                              4.56%                       5.39%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                              1.12%                       1.12%+
  Net investment income                                                   4.64%                       6.57%+
Portfolio turnover                                                         171%                         93%
Net assets at end of period (000 Omitted)                                 $339                         $10

   (S) Subject to reimbursement by the series, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays a fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)                                    $ 0.43                      $ 0.31
         Ratios (to average net assets):
           Expenses##                                                     1.32%                       1.25%+
           Net investment income(S)(S)                                    4.44%                       6.44%+
     * For the period from the inception of Service Class share operations, May 1, 2000, through December 31, 2000.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and
       Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by
       $0.02, increase realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.17%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
   +++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Governments Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2001, there were 40 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The series may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the series. The series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the series management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency- denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities. During the year ended December 31, 2001, accumulated undistributed net investment income decreased by $496,668 and accumulated undistributed net realized gain on investments and foreign currency transactions increased by $496,668 due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share.

The tax character of distributions paid for the years ended December 31, 2001 and December 31, 2000, was as follows:

                                     DECEMBER 31, 2001        DECEMBER 31, 2000
-------------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                         $1,869,065               $2,222,862
                                            ----------               ----------
    Total Distributions Paid                $1,869,065               $2,222,862
                                            ----------               ----------

As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                  Undistributed ordinary income     $1,806,844
                  Capital loss carryforward           (963,629)
                  Unrealized loss                     (994,435)

At December 31, 2001, the series, for federal income tax purposes, had a capital loss carryforward of $963,629 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

                  EXPIRATION
                  ------------------------------------------
                  December 31, 2007                 $177,749
                  December 31, 2008                  785,880
                                                    --------
                      Total                         $963,629
                                                    ========

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series operating expenses, exclusive of management, distribution, and service fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2001, aggregate unreimbursed expenses amounted to $524,060.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series average daily net assets:

                  First $2 billion                   0.0175%
                  Next $2.5 billion                  0.0130%
                  Next $2.5 billion                  0.0005%
                  In excess of $7 billion            0.0000%

The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; the remaining 0.05% per annum Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the year ended December 31, 2001, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES               SALES
-------------------------------------------------------------------------------
U.S. government securities                      $60,904,032         $63,094,622
                                                -----------         -----------
Investments (non-U.S. government securities)    $21,229,077         $20,412,286
                                                -----------         -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $48,271,889
                                                                  -----------
Gross unrealized depreciation                                     $(1,164,422)
Gross unrealized appreciation                                         292,092
                                                                  -----------
    Net unrealized depreciation                                   $  (872,330)
                                                                  ===========

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                    YEAR ENDED DECEMBER 31, 2001   YEAR ENDED DECEMBER 31, 2000
                    ----------------------------    ---------------------------
                           SHARES         AMOUNT          SHARES         AMOUNT
-------------------------------------------------------------------------------
Shares sold             2,943,129   $ 29,602,192       3,045,128   $ 29,746,586
Shares issued to
  shareholders in
  reinvestment of
  distributions           191,446      1,866,601         234,974      2,222,860
Shares reacquired      (3,502,162)   (35,203,707)     (2,696,529)   (26,296,568)
                       ----------   ------------      ----------   ------------
    Net increase
      (decrease)         (367,587)  $ (3,734,914)        583,573   $  5,672,878
                       ==========   ============      ==========   ============

Service Class shares

                   YEAR ENDED DECEMBER 31, 2001  PERIOD ENDED DECEMBER 31, 2001*
                   ----------------------------    ---------------------------
                          SHARES         AMOUNT           SHARES         AMOUNT
-------------------------------------------------------------------------------
Shares sold               43,963   $    437,516            1,020   $      9,822
Shares issued to
  shareholders in
  reinvestment of
  distributions              238          2,314           --            --
Shares reacquired        (11,430)      (115,082)          --            --
                      ----------   ------------       ----------   ------------
    Net increase          32,771   $    324,748            1,020   $      9,822
                      ==========   ============       ==========   ============

* For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2001, was $640. The series had no borrowings during the year.

(7) Financial Instruments
The series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                   NUMBER OF          PREMIUMS
                                                   CONTRACTS          RECEIVED
------------------------------------------------------------------------------
Outstanding, beginning of year                             5         $ 167,179
Options written                                           16           461,052
Options terminated in closing transactions               (15)         (394,548)
Options exercised                                         (2)          (72,463)
Options expired                                           (2)          (54,410)
                                                          --          --------
Outstanding, end of year                                   2         $ 106,810
                                                          ==         =========

At December 31, 2001, the series had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                               NET UNREALIZED
                                           CONTRACTS TO                           CONTRACTS      APPRECIATION
                  SETTLEMENT DATE       DELIVER/RECEIVE   IN EXCHANGE FOR          AT VALUE    (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
Sales                     4/30/02      BRL    1,626,972        $  600,005        $  660,804         $(60,799)
                          3/19/02      DKK    1,752,645           209,639           209,158              481
                          3/19/02      GBP      385,000           545,622           557,033          (11,411)
                          3/19/02      SEK    1,815,594           172,815           173,047             (232)
                                                               ----------        ----------         --------
                                                               $1,528,081        $1,600,042         $(71,961)
                                                               ==========        ==========         ========
Purchases                 4/30/02  BRL        1,626,972        $  601,146        $  660,804         $ 59,658
                                                               ----------        ----------         --------
                                                               $  601,146        $  660,804         $ 59,658
                                                               ==========        ==========         ========

At December 31, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $48,972 with Merrill Lynch and $25,701 with Deutsche Bank.

At December 31, 2001, the series had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Change in Accounting Principle
As required, effective January 1, 2001, the series adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to January 1, 2001, the series did not amortize premium nor accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $134,430 reduction in cost of securities and a corresponding $134,430 increase in net unrealized appreciation, based on securities held by the fund on January 1, 2001.

The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $87,570, decrease net unrealized depreciation by $3,217, and increase net realized gains by $90,787. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Global Governments Series:

We have audited the accompanying statement of assets and liabilities of MFS Global Governments Series, (the Series) (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Governments Series as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2002

(C)2002 MFS Investment Management
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                          VWG-2 2/02 19.5M